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                                                                   EXHIBIT 10.46



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                                 AMENDMENT NO. 3

                                       TO

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                               JAMESON INNS, INC.

                                       AND

                                THOMAS W. KITCHIN


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                    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT



         This Amendment No. 3 to Employment Agreement (this "Amendment") is entered into by and between Jameson Inns, Inc., a Georgia corporation (the "Company"), and Thomas W. Kitchin, a resident of Atlanta, Georgia (the "Executive"), on April 17, 1996, and amends that certain employment agreement dated February 3, 1994 (the "Agreement"), by and between the Company and the Executive, as amended by that certain Amendment No. 1 to Employment Agreement dated May 4, 1995 and Amendment No. 2 to Employment Agreement dated December 29, 1995.

         1. Pursuant to Paragraph 5(d) of the Agreement the Company granted Stock Appreciation Rights ("SARs") to the Executive covering 150,000 shares of the common stock of the Company. The Company and the Executive have determined that it is in the best interest of both parties that all of the SARs be canceled and that Executive's rights and benefits under Paragraph 5(d) be terminated effective as of the date of this Amendment No. 3.

         2. In consideration of the benefits to be derived by Executive as a stockholder of the Company by virtue of the Company's registration with the United State Securities and Exchange Commission on Form S-3 of the sale of 3,000,000 shares of the Company's common stock, Paragraph 5(d) of the Agreement is hereby deleted in its entirety effective March 31, 1996.

         IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment on the date first above written.


                                             "COMPANY"

                                             JAMESON INNS, INC.


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                                             By: Steven A. Curlee, Secretary



                                             "EXECUTIVE"



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                                             Thomas W. Kitchin